UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2026

HANOVER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-41384	81-3324480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 East Jericho Turnpike, Mineola, New York	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 548-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock	HNVR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)On July 20, 2026, Hanover Bancorp, Inc. (the “Company”), the parent holding company of Hanover Community Bank (the “Bank”), issued a press release announcing the appointment of Kevin O’Connor as President of the Company and the Bank, effective as of July 27, 2026.

Mr. O’Connor, age 63, has served as Long Island Market President at Valley Bank since January 2025.  Prior to that time, Mr. O’Connor was Principal at KMO Strategy from November 2023 to January 2025 and served as Chief Executive Officer of Dime Community Bank, the successor organization to Bridgehampton National Bank, from February 2021 to August 2023 following the 2021 merger between the two institutions.  Mr. O’Connor served as Chief Executive Officer and President of Bridgehampton National Bank from October 2007 to February 2021.

In connection with his appointment, Mr. O’Connor will receive an annual base salary commensurate with other senior executive officers of the Company and will have the opportunity to receive annual incentive compensation under the Company’s short-term incentive plan and long-term incentive program, subject to the satisfaction of the predetermined performance criteria established by the Compensation Committee of the Company’s Board of Directors.  Mr. O’Connor will also receive an initial restricted stock award for 10,000 shares of Company common stock, within 30 days of his hire date, which will vest over a five-year period.

There is no arrangement or understanding between Mr. O’Connor and any other persons pursuant to which Mr. O’Connor was appointed as President of the Company and the Bank.  Furthermore, except as disclosed herein, Mr. O’Connor does not have any related party transactions with the Company or the Bank that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Mr. O’Connor as President of the Company and the Bank is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release dated July 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER BANCORP, INC.

Date: July 20, 2026	By:	/s/ Lance P. Burke
Lance P. Burke
Senior Executive Vice President and Chief Financial Officer